SEI INSTITUTIONAL INVESTMENTS TRUST

Multi-Asset Real Return Fund

Supplement dated January 29, 2014
to the Class A Shares Prospectus dated September 30, 2013

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Multi-Asset Real Return Fund.

Change in Sub-Advisers for the Multi-Asset Real Return Fund

In the chart under the heading “Sub-Adviser” in the Fund Summary for the Multi-Asset Real Return Fund, the following text is added in the appropriate order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
QS Investors, LLC	Robert Wang	Since 2013	Head of Portfolio Management and Trading
	Russell Shtern, CFA	Since 2013	Equity Portfolio Management and Trading

In addition, under the heading “Multi-Asset Real Return Fund,” in the sub-section entitled “Sub-Advisers and Portfolio Managers,” in the section entitled “Investment Adviser and Sub-Advisers,” the following paragraph is hereby added in the appropriate alphabetical order thereof:

QS Investors, LLC: QS Investors, LLC (QS Investors), located at 880 Third Avenue, 7th floor, New York, NY 10022, serves as a Sub-Adviser to the Multi-Asset Real Return Fund. A team of investment professionals manages the portion of the Multi-Asset Real Return Fund allocated to QS Investors. Robert Wang, Head of QS Investors’ portfolio management and trading, has been in his current role since 2010. He served in this same role from 1999 to 2010 within the Quantitative Strategies Group at Deutsche Asset Management, from which QS Investors was built out of Deutsche Asset Management’s quantitative platform. On August 1, 2010, the Quantitative Strategies Group management team, with the support of Deutsche Asset Management, formed QS Investors. Russell Shtern, CFA, is responsible for QS Investors’ equity portfolio management and trading. He has been in this role since 2010. He previously served in the same role within the Quantitative Strategies Group at Deutsche Asset Management from 2003 to 2010.

There are no other changes in the portfolio management of the Multi-Asset Real Return Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-855 (01/14)

SEI INSTITUTIONAL INVESTMENTS TRUST

Multi-Asset Real Return Fund

Supplement dated January 29, 2014
to the Statement of Additional Information (“SAI”) dated September 30, 2013

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Multi-Asset Real Return Fund.

Change in Sub-Advisers for the Multi-Asset Real Return Fund

Under the heading “The Sub-Advisers,” in the section entitled “The Adviser and Sub-Advisers,” the following paragraph is hereby added in the appropriate alphabetical order thereof:

QS INVESTORS, LLC—QS Investors, LLC (“QS Investors”) serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Real Return Fund. QS Investors is a Delaware limited liability corporation founded and registered with the SEC in 2010. QS Investors is a 100% employee owned, independent asset management firm.

In addition, under the heading “Portfolio Management,” in the section entitled “The Adviser and Sub-Advisers,” the following text is hereby added in the appropriate alphabetical order thereof:

QS Investors

Compensation. SIMC pays QS Investors a fee based on the assets under management of the Multi-Asset Real Return Fund as set forth in an investment sub-advisory agreement between QS Investors and SIMC. QS Investors pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Real Return Fund. The following information relates to the period ended September 30, 2013.

The QS Investors compensation and incentive levels are designed to be competitive in order to attract and retain top talent. The compensation and incentive structure is designed to be fair, transparent and linked to performance. The structure is as follows:

Base salary:

Salary is based on years of experience and level of responsibility. Increases come in pre-determined amounts based on reaching new experience brackets or a promotion in responsibilities.

Bonus:

The bonus pool is based on firm performance and is open to all personnel. An individual’s bonus allocation is a function of their specific performance and contribution. All employees receive quarterly feedback from their manager and there is a formal written annual performance evaluation that includes both a self-evaluation and a manager review. These are used by the compensation committee, comprised of the voting partners and the chief financial officer (“CFO”) to reconcile manager bonus recommendations for each employee relative to the accrued bonus pool.

Portfolio managers/traders are responsible for checking and implementing research models, minimizing transaction costs and market impact, monitoring client portfolios for appropriate market risk and ensuring that no trading errors occur. The qualitative analysis of an employee’s individual performance is based on, among other things, adherence to Compliance Policies and Procedures, Risk management procedures and contribution to the QS Investors culture of client focus.

Equity:

As an employee owned firm, members who are equity partners receive distributions based on the firms overall profitability. Equity is owned by both portfolio managers. QS Investors’ believes this aligns portfolio manager’s incentives with the firm’s clients: long-term generation of performance.

There are no performance-based accounts at this time, mitigating conflicts of interest.

Ownership of Fund Shares.  As of September 30, 2013, QS Investors’ portfolio managers did not beneficially own any shares of the Multi-Asset Real Return Fund.

Other Accounts.  As of September 30, 2013, in addition to the Multi-Asset Real Return Fund, QS Investors’ follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert Wang	4	$1,240.9	6	$906.3	13	$1,686.8
Russell Shtern, CFA	4	$1,240.9	3	$326.4	11	$1,611.3

No account listed above is subject to performance-based advisory fees.

Conflicts of Interest. QS Investors’ portfolio managers’ management of other accounts (collectively, the “QS Investors Other Accounts”) may give rise to potential conflicts of interest in connection with their management of the Multi-Asset Real Return Fund’s investments, on the one hand, and the investments of the QS Investors Other Accounts, on the other. The QS Investors Other Accounts might have similar investment objectives as the Multi-Asset Real Return Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Multi-Asset Real Return Fund. QS Investors does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, QS Investors believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of QS Investors’ portfolio managers’ day-to-day management of the Multi-Asset Real Return Fund. Because of their positions with the Multi-Asset Real Return Fund, the portfolio managers know the size, timing and possible market impact of Multi-Asset Real Return Fund trades. It is theoretically possible that QS Investors’ portfolio managers could use this information to the advantage of QS Investors Other Accounts they manage and to the possible detriment of the Multi-Asset Real Return Fund. However, QS Investors has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of QS Investors’ portfolio managers’ management of the Multi-Asset Real Return Fund and QS Investors Other Accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors QS Investors Other Accounts over the Multi-Asset Real Return Fund. This conflict of interest may be exacerbated to the extent that QS Investors or its portfolio managers receive, or expect to receive, greater compensation from their management of the QS Investors Other Accounts (many of which receive a base and incentive fee) than from the Multi-Asset Real Return Fund. Notwithstanding this theoretical conflict of interest, it is QS Investors’ policy to manage each account based on its investment objectives and related restrictions and, as discussed above, QS Investors has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while QS Investors’ portfolio managers may buy for QS Investors Other Accounts securities that differ in identity or quantity from securities bought for the Multi-Asset Real Return Fund, such securities might not be suitable for the Multi-Asset Real Return Fund given its investment objectives and related restrictions.

There are no other changes in the portfolio management of the Multi-Asset Real Return Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-856 (01/14)